REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 30, 2009, by and among Voice Mobility International, Inc., a Nevada corporation (the “Company”), and the persons set out on the signature pages hereof (the “Holders”).

This Agreement is made pursuant to the terms of the Exchange Agreement by and among the Company, Subco and the Holders, as amended, modified or supplemented from time to time, (the “Exchange Agreement”). The Company and the Holders hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein are defined in the Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Common Shares” means the common shares in the capital of the Company;

“Conversion Shares” means the Common Shares issuable upon the conversion of the Series C Preferred;

“Demand Notice” means written notice from one or more Holders to the Company requesting the Company to file the Registration Statement;

“Effectiveness Date” means, with respect to any Registration Statement required to be filed pursuant to this Agreement, a date no later than one hundred twenty (120) days after the date the Company receives the Demand Notice;

“Effectiveness Period” shall have the meaning set forth in Section 2(a);

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

“Filing Date” means, with respect to the Registration Statement required to be filed in connection with the Conversion Shares, the date that is sixty (60) days after the date the Company receives the Demand Notice;

“Indemnified Party” shall have the meaning set forth in Section 5(c);

“Indemnifying Party” shall have the meaning set forth in Section 5(c);

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus;

“Registrable Securities” means the Conversion Shares;

“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all documents incorporated by reference or deemed to be incorporated by reference in such registration statement;

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule;

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the United States Securities Act of 1933, as amended;

“Series C Preferred” means the Series C Non Voting Convertible Preferred Stock, $0.001 par value; and

“Subco” means Voice Mobility Inc., a Canadian corporation and wholly-owned subsidiary of the Company.

2. Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its commercially reasonable efforts (including, without limitation, amendment of any Registration Statement or the filing of a Registration Statement on a different form should the Company qualify to use such a form to keep a Registration Statement that registers the sale by the Holder or its successors or assignees of the Registrable Securities continuously effective under the Securities Act until the date that is the earlier date of when (i) all Registrable Securities have been sold or (ii) three years after the date of this Agreement (the “Effectiveness Period”).

(b) Notwithstanding anything in this Agreement to the contrary, the Company shall, by written notice to the Holder, advise the Holder that sales under the Registration Statement after the Effectiveness Date might be unlawful due to the fact that the Company is engaged in a material merger, acquisition or sale, or other pending material financing, corporate

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reorganization or other transaction or that an event shall have occurred as a result of which it is reasonably expected that the Company’s financial statements will be restated or the Registration Statement contains or will contain a misstatement of a material fact or omit to make a statement required to make the statements therein not misleading. Upon receipt of such notice, the Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until the Holder has received copies of a supplemented or amended Prospectus or until the Holder is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the SEC the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the SEC, and use its commercially reasonable efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto;

(b) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

(c) furnish to the Holder such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Holder reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

(d) use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by the Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction; and

(e) immediately notify the Holder at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

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4. Registration Expenses. The Company shall be responsible for, and hold the Holders harmless for, all expenses relating to the Company’s compliance with Sections 2(a), 2(b) and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state or provincial securities or “blue sky” laws, any fees of FINRA, transfer taxes, fees of transfer agents and registrars.

5. Indemnification.

(a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Holder, and its officers, directors and each other person, if any, who controls the Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Holder or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Holder and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Holder or any such person in writing specifically for use in any such document or (ii) is pursuant to such Holder’s use of an outdated or defective prospectus after the Company has provided written notice to Holder that the prospectus is outdated or defective.

(b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Holder will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Holder to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action,

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provided, however, that the Holder will be liable in any such case if and only to the extent that any such loss, claim, damage or liability (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Holder specifically for use in any such document, or (ii) is pursuant to such Holder’s use of an outdated or defective prospectus after the Company has provided written notice to Holder that the prospectus is outdated or defective. Notwithstanding the provisions of this paragraph, the Holder shall not be required to indemnify any person or entity in excess of the market value of the Registrable Securities at the date upon which the claim for indemnification arose.

(c) Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have concluded upon the written opinion of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or that the interests of the Indemnified Party could reasonably be expected to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding the foregoing, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Indemnified Parties.

(d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Holder, or any officer, director or controlling person of the Holder, if applicable, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder or such officer, director or controlling person of

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the Holder, if applicable, in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible only for the portion represented by the percentage that the public offering price of its securities covered by the Registration Statement bears to the public offering price of all securities covered by such Registration Statement, provided, however, that, in any such case, (A) the Holder will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6. Representations and Warranties.

(a) The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and during the last 12 months, the Company has filed all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act (collectively, the “SEC Reports”). Each SEC Report was, at the time of its filing, in compliance in all material respects with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of the Company and its subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

(b) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Registrable Securities pursuant to the Exchange Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act that would prevent the Company from selling the Common Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Registrable Securities to be integrated with other offerings.

(c) The Conversion Shares are restricted securities under the Securities Act as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding

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the sale and delivery of any of the Registrable Securities at such time as such Registrable Securities are registered for public sale or an exemption from registration is available, except as required by applicable securities laws.

(d) The Company will at all times have authorized and reserved a sufficient number of Common Shares for conversion of the Series C Preferred.

(e) The Company shall provide written notice to each Holder of the declaration of effectiveness by the SEC of each Registration Statement required to be filed hereunder within one (1) business day of the date of each such declaration.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(d) Notices. Any notice or request hereunder may be given to the Company or the Holder at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(d). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

If to the Company:	Voice Mobility International, Inc.

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4190 Lougheed Highway, Suite 100 Burnaby, BC V5C 6A8 Canada
Attention: Randy Buchamer

With a copy to:
Clark Wilson LLP
Suite 800 – 885 West Georgia Street
Vancouver, BC Canada V6C 3H1
Attention: Virgil Hlus
Facsimile: 604-687-6314

If to the Holder:	To the address as provided by
the Holder from time to time.

If to any other person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company.

or such other address as may be designated in writing hereafter in accordance with this Section 7(d) by such person.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in accordance with applicable securities laws.

(f) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(g) Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the laws of the Province of British Columbia without giving effect to any choice or conflict of law provision or rule.

(h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use

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their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Information by Holder. The Holder of Registrable Securities included in any registration shall promptly, and not more than two (2) business days after a request is made by Company (the “Due Date”), furnish to Company such information regarding the Holder as the Company may request in writing and as shall be required in connection with any registration referred to herein, provided that if the Holder does not furnish the information requested by the Company, then each of the Filing Date and Effectiveness Date shall be extended by the number of days which is equal to the difference between the expiry of the Due Date and the date that such information is furnished to the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

VOICE MOBILITY INTERNATIONAL, INC.

By:	/s/ Randy Buchamer
Randy Buchamer
Chief Executive Officer

WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ Bernice Kosiur BERNICE KOSIUR

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WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ William Krebs WILLIAM KREBS

WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ Linda Laird LINDA LAIRD

WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ Philip Hughes PHILIP HUGHES

WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ William Laird WILLIAM LAIRD

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WITNESSED BY: /s/ signed Name Address Occupation	) ) ) ) ) ) ) ) ) )	/s/ Margit Kristiansen MARGIT KRISTIANSEN

BEARBERRY INVESTMENTS INC.

Per:	/s/ Joe Brunwald
Authorized Signatory

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CW2523095.1